Investor Presentation September 2014 Cira Centre, 2929 Arch Street, 17 th Floor, Philadelphia, PA 19104 | 215.243.9000 | rait.com Exhibit 99.1

Forward Looking Statements, Non- GAAP Financial
Measures & Securities Offering Disclaimers

This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, projected dividends, projected cash available for distribution (“CAD”), projected net income , the agreement in principle with the staff of the Securities and Exchange Commission (the “SEC”) to resolve an investigation concerning
Taberna Capital Management, LLC (the “SEC Settlement”), the possible effects of exiting the Taberna business and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”, “predict”, “continue”, “project”, “guide”, or other similar words or expressions. These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: whether RAIT’s actual business performance, developments related to its business, ability to access the capital markets and economic conditions affecting commercial real estate will adversely effect RAIT’s ability to realize the projections related to our future CAD and net income and the underlying assumptions or to pay declared or expected future dividends, the risk that the SEC Settlement will not be finalized and/or approved or that any final settlement will have different or additional material terms or have a different impact on earnings, CAD or adjusted book value; the risk that RAIT will not be able to commit to or complete exiting the Taberna business or that the actual impact on RAIT’s future financial results, CAD or adjusted book value of any such exit may differ materially from the adjustments reflected in the pro forma financial data included in this presentation; and the risk factors and other disclosure contained in filings by RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at
www.rait.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation.
Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of RAIT or Independence Realty Trust, Inc. (“IRT”) , a RAIT
consolidated and managed multifamily equity REIT.

About RAIT

RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company with a vertically integrated platform focused on lending, owning and managing commercial real estate related assets nationwide.  RAIT is organized as an internally-managed
REIT with $5.3 billion of assets under management
RAIT’s IPO - January 1998
Focus on delivering strong-risk adjusted returns
Scalable, “in-house”, commercial real estate platform with approximately 700 employees
(includes property management)
Offices - Philadelphia, New York, Chicago, Charlotte
RAIT originated $470.8 million of loans during the six-months ended June 30, 2014 consisting of $288.4 million bridge loans, $165.6 million conduit loans and $16.8 million mezzanine loans
No corporate, unsecured, recourse debt maturities until April 2016
Quarterly common dividend of $0.18 for the third quarter 2014 - a 20% increase over the third quarter 2013. Fourth quarter 2014 dividend guidance of at least $0.18 per share
Seasoned executive team with strong real estate equity and debt experience

Multi-Strategy Business Approach

COMMERCIAL REAL ESTATE
OWNER & OPERATOR
- Maximize value over time
- Opportunistic acquisitions
- Hedges against inflation
- Adds stability to the asset mix
COMMERCIAL REAL ESTATE
LENDER
- One-source financing option to
middle market: originate,
underwrite, close & service
commercial real estate loans
ASSET & PROPERTY MANAGER
- Full service property manager
- Asset Manager: S&P &
Morningstar rated primary and
special loan servicer
- External advisor to
Independence Realty Trust, Inc.
(NYSE MKT: IRT)
Commercial
Real Estate Platform
$5.3 Billion
Assets Under Management
As of  June 30, 2014

Commercial Real Estate Lender

The lending opportunity
Improved lending environment - economy, liquid market, stronger borrowers
Over $1.5 trillion of CRE debt is expected to mature through 2019
(1)
Equity gap drives bridge and mezzanine lending opportunities
RAIT’s goal
Capitalize on lending opportunity utilizing existing, scalable platform and internal expertise to originate and underwrite bridge, mezzanine and conduit loans of $5 million to $30 million on multi-family, office, retail and light industrial properties
RAIT’s competitive advantage: uniquely positioned to deliver a one-source financing option to our borrowers - short term, floating rate financing for properties in transition to long term, fixed rate financing for stabilized properties
Active credit and risk management
(1) Trepp , LLC

Commercial Real Estate Lender

Loan Types
Bridge loans - balance sheet loans: transitional properties, 3 to 5 year, floating rate over LIBOR, origination & exit fee, approximate floor rates 4.75% - 7.0%
Conduit loans - for sale loans: stable properties, 5 to 10 year, fixed rate, approximate coupon range 4.50% - 5.50%
Mezzanine loans - balance sheet loans: stable properties, floating rate, origination fees, approximate coupon: 10.00% -12.00%
Funding Sources
Warehouse providers
Bridge loans: Citibank, Column Financial (Credit Suisse AG affiliate), UBS Real Estate
Securities, Inc.
Conduit loans: Barclays, Citibank - sell loans into third-party securitizations
RAIT’s balance sheet
Securitizations - RAIT 2013-FL1 - $135 million floating rate securitization; RAIT 2014-FL2 -
$196 million floating rate securitization
Capital markets

($ in millions)
Mezzanine Loans
Bridge Loans
Conduit Loans
$700
$600
$500
$400
$300
$200
$100
$0
$471
$603
$376
$55
6/30/2014
FY 2013
FY 2012
FY 2011

RAIT Financial Trust

Commercial Real Estate Lender

Growth in loan originations
Loan repayments and sales
Average quarterly commercial loan (bridge and mezzanine) repayments of $42.8 million for the six-months ended June 30, 2014
Average quarterly conduit loan sales of $59.7 million for the six-months ended June 30,
2014
As of  June 30, 2014

By Property Type [1]

Other
13%
Office
41%
Retail
28%
Multi-family
18%

By Geographic Region [1]

West
10%
Northeast
5%
Central
38%
Southeast
19%
Mid Atlantic
28%

RAIT Financial Trust

CRE Loan Portfolio Statistics

Loan Portfolio Statistics
As of June 30, 2014 unless otherwise Indicated ($ in 000s)
(1)  Based on book value at 6/30/2014.
Book Value
Weighted-
Average
Coupon Range of Maturities
Number of
Loans Key Statistics Q2 2014 Q4 2013
Commercial Real Estate (CRE) Loans CRE Non-accrual loans $30,269 $37,073
Commercial mortgages $1,003,051 6.0% Aug. 2014 to Jul. 2044 85       % change (18) %
Mezzanine loans 260,320 9.5% Sep. 2014 to Jan. 2029 80 Reserve for losses 15,336 22,955
Preferred equity interests 41,721 7.7% May 2015 to Aug. 2025 10       % change
(33) %
Total CRE Loans $1,305,092 6.8% 175 Provision for losses 1,000 1,500
Other loans
20,204 2.8%
Oct. 2016
1       % change
(33) %
Total investments in loans
$1,325,296 6.7%
176

Commercial Real Estate Owner

Directly owned real estate portfolio
Strategy to maximize value over time through professional management, increasing occupancy and higher rental rates
Opportunistic acquisitions
Provides stability to asset mix and hedges against inflation
$1.3 billion of CRE properties at June 30, 2014
Portfolio is internally managed
Acquire well located apartment buildings in secondary markets via Independence Realty
Trust, Inc. (“IRT”) (NYSE MKT: IRT)
IRT owned 19 properties totaling $343.5 million at June 30, 2014
Consolidated by RAIT and externally managed by RAIT subsidiary
RAIT owns approximately 7.3 million shares of IRT common stock
(approximately 28.2% of the outstanding common stock)
IRT utilizes RAIT’s relationships, broker-network & relationships; off-market transactions
(1) Includes nineteen apartment buildings totaling $343.5 million owned by IRT as of June 30, 2014. At July 21, 2014, RAIT owned 28.2% of IRT’s outstanding common stock.
.
1

Retail
6%
Other
4%
Office
21%
Multi-family
69%

Mid-Atlantic
5%
Southeast
23%
Central
46%
West
26%

Directly Owned Commercial Real Estate Portfolio
Statistics

(a) Based on book value of properties owned as of June 30, 2014.
.
Investments in Real Estate Property Types
(a)
Investments in Real Estate Geographic U.S. Regions
(a
)

Directly Owned Commercial Real Estate Portfolio
Statistics

Net Real Estate Operating Income
(a) Includes nineteen apartment buildings owned by IRT with 5,342 units and a book value of $343.5 million as of June 30, 2014. At August 5, 2014, RAIT owned 28.2% of IRT’s outstanding common stock.
(b) Average monthly effective rent represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Based on properties owned as of June 30, 2014.
(c) Average effective rent is rent per unit per month.
(d) Average effective rent is rent per square foot per year.
Improved Occupancy and Net Operating Income
As of June 30, 2014 unless otherwise Indicated ($ in 000s)
Average Effective Rent (b)
Investments
in Real
Estate
Quantity
Number of
Properties
Average Physical Occupancy
6/30/2014 6/30/2013
Multi-family real estate properties
(a)
$957,858 12,388 units 47 92.8% 92.6%
Office real estate properties 322,477 2,248,321 sq. ft. 13 74.3% 74.3%
Retail real estate properties 84,088 1,420,909 sq. ft. 4 67.5% 68.7%
Parcels of land 50,097 21.9 acres 10
Total
$1,414,520
74
Q2 2014 Q2 2013
Rental income $39,214 $27,858
Real estate operating expenses 19,690 14,911
Net Real Estate Operating Income $19,524 $12,947
NOI growth 51%
Property Type
Q2 2014 Q2 2013
% Increase
Multi-family
(c) $799 $743 8%
Office
(d) 20.10 18.77 7%
Retail
(d) 12.5 11.78 6%

RAIT Residential

RAIT Commercial

URBAN
RETAIL PROPERTIES, LLC

RAIT Financial Trust

Asset and Property Manager

Asset & Property Management
$5.3 billion of AUM
Management fees
Manage approximately $2.6 billion of commercial real estate assets, $1.5 billion of
U.S. real estate debt securities and property manage $1.2 billion of commercial real estate for third parties
S&P & Morningstar rated primary and special CRE loan servicer
Property management fees - RAIT, IRT and 3
rd
party opportunities
Multi-family focused
–
54 properties - 12,683 units
–
17 states
Office focused
Retail focused
–
3.0 million square feet
–
13 states
–
63 properties – 18.2 million square feet
–
25 states

Common Dividend History - Since 2011
CAGR (a) 40%
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.06
$0.06
$0.06
$0.08
$0.08
$0.09
$0.10
$0.12
$0.13
$0.15
$0.16
$0.17
$0.18
$0.18
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

RAIT Financial Trust

RAS Dividend History – Since 2011 13 (a) Compound Annual Growth Rate . Stable and steady dividend

2014 Projected Cash Available for Distribution
(1)

(1) Please see slide 17 for CAD definition.
(2) Constitutes forward-looking information. Actual full 2014 projected net income, cash available for distribution and each individual line item presented herein could vary significantly from the projections presented. Net income, CAD and each such item may fluctuate based upon a variety of factors, including, but not limited to, the timing and amount of investments, repayments and asset sales, capital raised, use of leverage, changes in the expected yield of investments and the overall conditions in commercial real estate and the economy generally. CAD per share does not take into account any potential dilution from our outstanding convertible senior notes or warrants or equity compensation. The above projections assume for 2014: gross loan originations of $900 million to $1.25 billion; Investment portfolios do not experience significant loan repayments; RAIT’s property portfolio performs at historical levels; RAIT continues to receive its securitization collateral management and property management fees and
RAIT will take a one-time, $21.5 million settlement charge to GAAP earnings and cash available for distribution (“CAD”) in the quarter ended September 30, 2014.
(3) Represents projected net income (loss) allocable to common shares for 2014 excluding the changes in fair value of financial instruments. For the six-months ended June 30,
2014, changes in fair value of financial instruments was a loss of $63.5 million and net income allocable to common shares was a loss of $40.2 million. Includes the one-time
$21.5 million settlement charge RAIT will take in the quarter ended September 30, 2014.
(4) Based on 80,636,895 weighted-average shares outstanding-diluted for the six-month period ended June 30, 2014.
Reconciliation of RAIT Annualized Projected Cash Available for Distribution ("CAD")
(dollars in millions, except per share data)
2014 Annualized Projected CAD
(2)
Net Income (loss) allocable to common shares
(3)
$     1.2   - $   7.2
Adjustments:
     Depreciation, amortization expense and other items       78.6   -     78.6
     Taberna VIII and Taberna IX securitizations, net effect      (28.2)   -   (28.2)
     Loan origination fees         5.6   -       7.6
CAD $   57.2   - $ 65.2
CAD per share
(4)
$   0.71   - $ 0.81

RAIT Highlights & Goals

Growth & stability through a multi-strategy approach
Utilizing RAIT’s core, integrated, real estate platform and management expertise to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Creating value in RAIT’s portfolio of owned real estate through increasing rental and occupancy rates while managing operating costs through RAIT’s property managers
Expanding and maintaining our sources of liquidity
Maintaining a strong pipeline of investment opportunities
Delivering stable and growing dividends
Growing revenue through accretive capital deployment
Focus on bridge and conduit loans
Growing IRT’s portfolio of apartment properties

16 Appendix

Cash Available for Distribution
(1)

(1) Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). Furthermore, CAD removes the effect from our consolidation of the legacy Taberna securitizations. We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including, depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments, including such changes reflected in our consolidated Taberna securitizations; net interest income from consolidated Taberna securitizations; realized gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in
U.S. GAAP and certain other non-recurring items. CAD should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.
(2) Based on 81,778,947 and 80,636,895 weighted-average shares outstanding-diluted for the three-month period and six-month period ended June 30, 2014.
(3) Based on 69,757,807and 65,086,432 weighted-average shares outstanding-diluted for the three-month period and six-month period ended June 30, 2013.
(All $ in 000s except per share numbers)

For the Three-Month Period Ended
June 30,
For the Six-Month Period Ended
June 30,
         2014 2013 2014 2013
Amount
Per Share
(2)
Amount
Per Share
(3)
Amount
Per Share
(2) Amount
Per Share
(3)
Cash Available for Distribution:
Net income (loss) allocable to common shares .......................... $(25,650) $ (0.31) $(65,877) $(0.94) $(40,237) $ (0.50) $(156,409) $(2.40)
Adjustments:
Depreciation and amortization expense ......................... 13,441 0.16 8,618 0.12 25,483 0.32 17,188 0.26
Change in fair value of financial instruments .................. 25,071 0.32 76,020 1.09 49,210 0.61 175,777 2.69
(Gains) losses on assets ................................................. 7,599 0.09 (224) 0.00 5,375 0.07 (221) 0.00
(Gains) losses on extinguishment of debt ....................... - - - - (2,421) (0.03) - -
Taberna VIII and Taberna IX securitizations, net effect . (7,028) (0.09) (9,526) (0.14) (14,088) (0.18) (18,002) (0.28)
Straight-line rental adjustments ...................................... 24 0.00 (678) (0.01) (91) 0.00 (966) (0.01)
Share-based compensation ............................................ 1,180 0.01 743 0.01 2,629 0.03 1,466 0.02
Origination fees and other deferred items ...................... 5,181 0.06 2,300 0.03 9,732 0.12 2,978 0.05
Provision for losses ......................................................... 1,000 0.01 500 0.01 2,000 0.03 1,000 0.02
Noncontrolling interest effect from certain adjustments.. (1,095) (0.01) (9) 0.00 (635) (0.01) (9) 0.00
Cash Available for Distribution .................................................... $19,723 $0.24 $11,867 $0.17 $36,957 $0.46 $22,802 $0.35

$-
$-
$34,066
$-
$141,750
$70,000
$- $- $- $-
$60,000
$43,771
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
2014 (1) 2015 (1) 2016 (2) 2017 (3) 2018 (2) (3) 2019 (3) 2020 2021 2022 2023 2024 (4) Thereafter
Unsecured Recourse Debt Maturities and Redemption Dates
(in 000s)
Unsecured Recourse Debt Summary

No corporate, unsecured, recourse debt maturities until April 2016
(1) Excludes $76.9 million of secured debt outstanding under RAIT’s CMBS and commercial mortgage facilities with contractual maturities in 2015 & 2016.
(2) Assumes full exercise of holders’ 7.0% & 4.0% convertible senior notes redemption right in April 2016 and October 2018, respectively, and excludes $12.1 million outstanding under secured credit facilities with contractual maturities in 2016 related to Independence Realty Trust, Inc.
(3) Includes $70.0 million of senior unsecured notes issued in August 2014. Excludes $82.0 million of outstanding senior secured notes issued by us which are eliminated in consolidation with contractual maturities ranging from 2017 to 2019.
(4) Includes $60.0 million of senior unsecured notes issued in April 2014.
As of June 30, 2014

Key Statistics – 6.30.2014

(All $ in 000s except per share numbers)
(a) CRE Loan Portfolio includes commercial mortgages, mezzanine loans, and preferred equity interests only and does not include other loans.
(b) Includes 19 apartment properties owned by IRT with 5,342 units and a book value of $343.5 million as of June 30, 2014.
(c) Based on properties owned as of June 30, 2014.
(d) Average effective rent is rent per unit per month.
(e) Average effective rent is rent per square foot per year.

As of or For the Three-Month Periods Ended

June 30,
2014
March 31,
2014
December 31,
2013
September 30,
2013
June 30,
2013
Financial Statistics:

Total revenue ............................................................. $ 73,256  $ 67,308  $ 67,607  $ 62,395  $ 58,622
Earnings (loss) per share, diluted ............................... $ (0.31) $ (0.18) $ (1.90) $ (0.24) $ (0.94)
Cash available for distribution per share, diluted ...... $ 0.24  $ 0.22  $ 0.27  $ 0.23  $ 0.17
Common dividend declared per share ....................... $ 0.18  $ 0.17  $ 0.16  $ 0.15  $ 0.13
Assets under management ......................................... $ 5,266,296  $ 5,119,805  $ 3,595,530  $ 3,567,675  $ 3,616,009
Funds from operations per share, diluted .................. $ (0.20) $ (0.07) $ (1.74) $ (0.12) $ (0.81)
Commercial Real Estate (“CRE”) Loan Portfolio (a):

Reported CRE Loans—unpaid principal ...................... $ 1,325,748  $ 1,228,452  $ 1,115,949  $ 1,103,272  $ 1,154,306
Non-accrual loans—unpaid principal ......................... $ 30,269  $ 28,019  $ 37,073  $ 45,337  $ 65,597
Non-accrual loans as a % of reported loans ............... 2.3% 2.3% 3.3% 4.1% 5.7%
Reserve for losses ....................................................... $ 15,336  $ 14,279  $ 22,955  $ 23,317  $ 24,222
Reserves as a % of non-accrual loans ......................... 50.7% 51.0% 61.9% 51.4% 36.9%
Provision for losses ..................................................... $ 1,000  $ 1,000  $ 1,500  $ 500  $ 500
CRE Property Portfolio:

Reported investments in real estate, net (b) .............. $ 1,268,769  $ 1,205,995  $ 1,004,186  $ 986,296  $ 949,649
Net operating income................................................. $ 19,524  $ 17,093  $ 13,919  $ 13,712  $ 12,947
Number of properties owned (b) ............................... 74  71  62  61  60
Multifamily units owned (b) ....................................... 12,388  12,014  9,372  8,940  8,535
Office square feet owned ........................................... 2,248,321  2,097,022  2,009,852  2,015,524  2,015,576
Retail square feet owned ........................................... 1,420,909  1,420,909  1,421,059  1,421,059  1,421,059
Acres of land owned ................................................... 21.92  21.92  21.92  21.92  21.92
Average physical occupancy data: ..............................

Multifamily properties .....................................  92.8% 93.3% 92.2% 92.5% 92.6%
Office properties ..............................................  74.3% 74.8% 75.6% 74.1% 74.3%
Retail properties ..............................................  67.5% 66.6% 69.0% 68.9% 68.7%
Average effective rent per unit/square foot (c) .........

Multifamily (d) .................................................  $ 799  $ 767  $ 763  $ 761  $ 743
Office (e) ..........................................................  $ 20.10  $ 18.70  $ 18.40  $ 19.45  $ 18.77
Retail (e) ...........................................................  $ 12.50  $ 12.44  $ 12.11  $ 12.05  $ 11.78

RAIT Income Statement

(All $ in 000s except per share numbers)

For the Three-Month
Periods Ended June 30

For the Six-Month
Periods Ended June 30

2014

2013

2014

2013

Revenue:

Investment interest income ...................................... $ 34,646  $ 31,256  $ 69,609  $ 62,536
Investment interest expense .................................... (7,523) (7,278) (14,706) (14,761)

Net interest margin ............................................................. 27,123  23,978  54,903  47,775
Rental income ........................................................... 39,214  27,858  74,390  55,027
Fee and other income ............................................... 6,919  6,786  11,271  14,071

Total revenue ...................................................................... 73,256  58,622  140,564  116,873
Expenses:

Interest expense ....................................................... 13,241  9,978  24,846  19,644
Real estate operating expense .................................. 19,690  14,911  37,773  29,321
Compensation expense ............................................. 7,376  6,337  15,931  13,284
General and administrative expense ........................ 4,874  3,562  9,075  7,338
Provision for losses ................................................... 1,000  500  2,000  1,000
Depreciation and amortization expense ................... 13,441  8,618  25,483  17,188

Total expenses ..................................................................... 59,622  43,906  115,108  87,775

Operating Income ............................................................ 13,634  14,716  25,456  29,098
Other income (expense) ........................................... 5 69  15  145
Gains (losses) on assets ............................................. (7,599) 224  (5,375) 221
Gains (losses) on extinguishment of debt ................. 0 —    2,421  —
Change in fair value of financial instruments ............ (25,071) (76,020) (49,210) (175,777)

Income (loss) before taxes ............................................... (19,031) (61,011) (26,693) (146,313)
Income tax benefit (provision) .................................. 21  673  260  634

Net income (loss) ............................................................. (19,010) (60,338) (26,433) (145,679)
(Income) loss allocated to preferred shares ........................ (7,415) (5,589) (13,221) (10,807)
(Income) loss allocated to noncontrolling interests ............ 775  50  (583) 77

Net income (loss) allocable to common shares ................. $ (25,650) $ (65,877) $ (40,237) $ (156,409)

Earnings (loss) per share—Basic:

Earnings (loss) per share—Basic ............................... $ (0.31) $ (0.94) $ (0.50) $ (2.40)

Weighted-average shares outstanding—Basic .................... 81,778,947  69,757,807  80,636,895  65,086,432
Earnings (loss) per share—Diluted:

Earnings (loss) per share—Diluted....................
$ (0.31) $ (0.94) $ (0.50) $ (2.40)
Weighted-average shares outstanding—Diluted ................ 81,778,947  69,757,807  80,636,895  65,086,432
    ib

RAIT Balance Sheet

(All $ in 000s except per share numbers)

As of
June 30,
2014

As of
December 31,
2013

Assets

Investments in mortgages and loans, at amortized cost:

Commercial mortgages, mezzanine loans, other loans and preferred equity interests………………………… $ 1,323,677 $ 1,122,377
Allowance for losses…………………………………………………………………………………………………………………………… (15,336) (22,955)

Total investments in mortgages and loans………………………………………………………………………………………….. 1,308,341 1,099,422
Investments in real estate, net of accumulated depreciation of $145,751 and $127,745, respectively .  1,268,769 1,004,186
Investments in securities and security-related receivables, at fair value……………………………………………… 574,178 567,302
Cash and cash equivalents…………………………………………………………………………………………………………………… 75,079 88,847
Restricted cash……………………………………………………………………………………………………………………………………. 102,189 121,589
Accrued interest receivable………………………………………………………………………………………………………………… 52,857 48,324
Other assets……………………………………………………………………………………………………………………………………….. 72,165 57,081
Deferred financing costs, net of accumulated amortization of $21,484 and $17,768, respectively……... 22,469 18,932
Intangible assets, net of accumulated amortization of $8,960 and $4,564, respectively………………………. 23,100 21,554

Total assets…………………………………………………………………………………………………………………………..
$ 3,499,147 $ 3,027,237

Liabilities and Equity

Indebtedness ($425,927 and $389,146 at fair value, respectively)……………………………………………………… $ 2,417,170 $ 2,086,401
Accrued interest payable……………………………………………………………………………………………………………………. 31,177 26,936
Accounts payable and accrued expenses……………………………………………………………………………………………. 28,683 32,447
Derivative liabilities…………………………………………………………………………………………………………………………….. 95,974 113,331
Deferred taxes, borrowers’ escrows and other liabilities…………………………………………………………………….. 128,665 79,462

Total liabilities………………………………………………………………………………………………………………………..
2,701,669 2,338,577
Series D cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized,
4,000,000 and 2,600,000 shares issued and outstanding, respectively…………………………………………...
74,723 52,970
Equity:

Shareholders’ equity:

Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;

7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 8,069,288 and
4,760,000 shares authorized, respectively, 4,069,288 shares issued and outstanding…………………….
41 41
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,300,000 shares authorized, 2,288,465 shares issued and outstanding…………………………………………………………
23 23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 3,600,000 shares authorized, 1,640,100 shares issued and outstanding…………………………………………………………
17 17
Series E cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized 0 0
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 82,507,410 and 71,447,437 issued and outstanding, respectively, including 541,825 and 369,500 unvested restricted common share awards, respectively…………………………………………………………………………………………………………………………………..
2,474 2,143
Additional paid in capital……………………………………………………………………………………………………………………. 2,007,593 1,920,455
Accumulated other comprehensive income (loss)………………………………………………………………………………. (50,226) (63,810)
Retained earnings (deficit)………………………………………………………………………………………………………………….. (1,326,186) (1,257,306)

Total shareholders’ equity………………………………………………………………………………………………………………….. 633,736 601,563
Noncontrolling interests……………………………………………………………………………………………………………………… 89,019 34,127

Total equity…………………………………………………………………………………………………………………………..
722,755 635,690

Total liabilities and equity……………………………………………………………………………………………………..
$ 3,499,147 $ 3,027,237

Adjusted Book Value
(1)

(1) Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-
term derivative instruments and a valuation of our recurring collateral and property management fees.  Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.
(2) Based on 82,507,410 common shares outstanding as of June 30, 2014.
(3) Based on 4,069,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of June 30, 2014, all of which have a liquidation preference o
f $25.00 per share.
(All $ in 000s except per share numbers)

As of June 30, 2014

Amount

Per Share (2)

Total shareholders’ equity ................................................  $ 633,736  $ 7.68
Liquidation value of preferred shares characterized as equity(3) (199,946) (2.42)

Book value ........................................................................  433,790  5.26
Adjustments:

Taberna VIII and Taberna IX securitizations, net effect
(187,864) (2.29)
RAIT I and RAIT II derivative liabilities .....................  31,102  0.38
Change in fair value for warrants and investor SARs 18,820  0.23
Accumulated depreciation and amortization .........
183,932  2.23
Valuation of recurring collateral and property management fees 57,479  0.70

Total adjustments .............................................................  103,469  1.25

Adjusted book value .........................................................  $ 537,259  $ 6.51

Pro-forma Financial Data: Assuming Taberna
Deconsolidation
Primary assumptions:
(1)The removal of the previously consolidated assets, liabilities and impact on shareholders’ equity of the Taberna securitizations.
(2)The reflection of collateral management fees for the consolidated Taberna securitizations previously eliminated in consolidation.
(3)See footnotes to each chart for additional assumptions.

Pro-Forma RAIT Income Statement – June 30, 2014

(All $ in 000s except per share numbers)
(a) RAIT is undertaking to exit the Taberna business. RAIT expects that any such exit will require RAIT to deconsolidate the assets, liabilities and impact on shareholders’ equity of RAIT’s consolidated Taberna securitizations: Taberna VIII and IX. These adjustments reflect the removal of the revenue, expenses, gains and losses and changes in fair value derived from these items from our results of operations for the six-months ended June 30,2014. These adjustments reflect the collateral management fees for the consolidated Taberna securitizations previously eliminated inconsolidation and do notassume thesale or other transfer of the collateral management agreements associated withany Taberna securitizations.
For the Six-Month Period Ended June 30, 2014
Historical Adjustments (a) Pro Forma
Revenue:
Investment interest income ..................................................... $ 69,609 $ (15,344) $ 54,265
Investment interest expense. ...................................................   (14,706)   4,458    (10,248)
Net interest margin .......................................................................   54,903   (10,886)   44,017
Rental income .........................................................................   74,390   -   74,390
Fee and other income ..............................................................   11,271   635    11,906
Total revenue ................................................................................   140,564   (10,251)   130,313
Expenses:
Interest expense ......................................................................   24,846   6,381   31,227
Real estate operating expense .................................................   37,773   -   37,773
Compensation expense ...........................................................   15,931   -   15,931
General and administrative expense .......................................   9,075   (387)   8,688
Provision for losses .................................................................   2,000   -   2,000
Depreciation and amortization expense ..................................   25,483   -   25,483
Total expenses ..............................................................................   115,108   5,994    121,102
Operating income (loss) .............................................................   25,456    (16,245)   9,211
Other income (expense) ..........................................................   15   -   15
Gains (losses) on assets ..........................................................   (5,375)   7,712    2,337
Gains (losses) on extinguishment of debt ...............................   2,421   -   2,421
Change in fair value of financial instruments .........................   (49,210)   52,357   3,147
Income (loss) before taxes ..........................................................   (26,693)   43,824    17,131
Income tax benefit (provision) ...............................................   260    -   260
Net income (loss) .........................................................................   (26,433)   43,824    17,391
(Income) loss allocated to preferred shares ............................   (13,221)   -   (13,221)
(Income) loss allocated to noncontrolling interests ................   (583)   -   (583)
Net income (loss) allocable to common shares .........................
$
(40,237) $ 43,824 $ 3,587
Earnings (loss) per share - Basic:
Earnings (loss) per share – Basic ............................................ $ (0.50) $ 0.54 $ 0.04
Weighted-average shares outstanding – Basic .............................   80,636,895   80,636,895   80,636,895
Earnings (loss) per share - Diluted:
Earnings (loss) per share – Diluted ......................................... $ (0.50) $ 0.54 $ 0.04
Weighted-average shares outstanding – Diluted ..........................   80,636,895   80,636,895   80,636,895

Pro-Forma RAIT Income Statement – Fiscal Year
2013

(All $ in 000s except per share numbers)
(a) RAIT is undertaking to exit the Taberna business. RAIT expects that any such exit will require RAIT to deconsolidate the assets, liabilities and impact on shareholders’ equity of RAIT’s consolidated Taberna securitizations: Taberna VIIIand IX. These adjustments reflect the removal of  the revenue, expenses, gains and losses and changes in fair value derived from these items from our results of operations for the six-months ended June 30, 2014. These adjustments  reflect the collateral management fees for the consolidated Taberna securitizations previously eliminated in consolidation and do not assume the sale or other transfer of the collateral management agreements associated with any Taberna securitizations.

For the Year Ended December 31, 2013

    Historical   Adjustments (a)   Pro Forma
Revenue:
Investment interest income .............................................................................................    $ 134,447 $ (34,399) $ 100,048
Investment interest expense ............................................................................................    (30,595) 9,579 (21,016)
Net interest margin ...............................................................................................................    103,852 (24,820) 79,032
Rental income .................................................................................................................    114,224 - 114,224
Fee and other income ......................................................................................................    28,799 1,200 29,999
Total revenue ..................................................................................................................    246,875 (23,620) 223,255
Expenses:

Interest expense ..............................................................................................................    40,297 13,712 54,009
Real estate operating expense. ........................................................................................    60,887 - 60,887
Compensation expense ...................................................................................................    26,802 - 26,802
General and administrative expense.. .............................................................................    14,893 (737) 14,156
Provision for losses. ........................................................................................................    3,000 - 3,000
Depreciation and amortization expense.. ........................................................................    36,093 - 36,093
Total expenses. .....................................................................................................................    181,972 12,975 194,947
Operating income (loss). ....................................................................................................    64,903 (36,595) 28,308
Other income (expense) ..................................................................................................    (5,233) - (5,233)
Gains (losses) on assets..................................................................................................    (2,266) 90 (2,176)
Gains (losses) on extinguishment of debt. ......................................................................    (1,275) - (1,275)
Change in fair value of financial instruments.. ...............................................................    (344,426) 323,938 (20,488)
Income (loss) before taxes. .................................................................................................

(288,297) 287,433 (864)

Income tax benefit (provision) ........................................................................................    2,933 - 2,933
Net income (loss) .................................................................................................................    (285,364) 287,433 2,069
(Income) loss allocated to preferred shares ....................................................................    (22,616) - (22,616)
(Income) loss allocated to noncontrolling interests .......................................................    (28) - (28)
Net income (loss) allocable to common shares. ................................................................

$ (308,008) $ 287,433 $ (20,575)

Earnings (loss) per share - Basic:
Earnings (loss) per share - Basic .....................................................................................  $ (4.54) $ 4.24 $ (0.30)
Weighted-average shares outstanding - Basic. .....................................................................  67,814,316  67,814,316 67,814,316
Earnings (loss) per share - Diluted:

Earnings (loss) per share – Diluted ................................................................................ . $ (4.54) $ 4.24 $ (0.30)
Weighted-average shares outstanding – Diluted ..................................................................  67,814,316  67,814,316 67,814,316

Historical		Adjustments (a)		Pro Forma	
	As of June 30, 2014					
Assets						
Investments in mortgages and loans, at amortized cost:						
Commercial mortgages, mezzanine loans, other loans and preferred equity interests	$	1,323,677	$	(50,896)	$	1,272,781
Allowance for losses		(15,336)		7,983		(7,353)
Total investments in mortgages and loans		1,308,341		(42,913)		1,265,428
Investments in real estate, net of accumulated depreciation		1,268,769		-		1,268,769
Investments in securities and security-related receivables, at fair value		574,178		(536,021)		38,157
Cash and cash equivalents		75,079		-		75,079
Restricted cash		102,189		(7,146)		95,043
Accrued interest receivable		52,857		(7,398)		45,459
Other assets, Deferred financing costs, and intangible assets, net of accumulated amortization		117,734		(757)		116,977
Total assets	**$**	**3,499,147**	**$**	**(594,235)**	**$**	**2,904,912**
Liabilities and Equity						
Indebtedness	$	2,417,170	$	(279,516)	$	2,137,654
Accrued interest payable		31,177		(21,085)		10,092
Accounts payable and accrued expenses		28,683		(82)		28,601
Derivative liabilities		95,974		(64,217)		31,757
Deferred taxes, borrowers' escrows and other liabilities		128,665		-		128,665
Total liabilities		**2,701,669**		**(364,900)**		**2,336,769**
Series D cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized, 4,000,000 and 2,600,000 shares issued and outstanding, respectively		74,723		-		74,723
Equity:						
Shareholders' Equity:						
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;						
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 8,069,288 and 4,760,000 shares authorized, respectively, 4,069,288 shares issued and outstanding		41		-		41
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,300,000 shares authorized, 2,288,465 shares issued and outstanding		23		-		23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 3,600,000 shares authorized, 1,640,100 shares issued and outstanding		17		-		17
Series E cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized		-		-		-
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 82,507,410 and 71,447,437 issued and outstanding, respectively, including 541,825 and 369,500 unvested restricted common share awards, respectively		2,474		-		2,474
Additional paid in capital		2,007,593		-		2,007,593
Accumulated other comprehensive income (loss)		(50,226)		14,261		(35,965)
Retained earnings (deficit)		(1,326,186)		(243,596)		(1,569,782)
Total shareholders' equity		633,736		(229,335)		404,401
Noncontrolling interests		89,019		-		89,019
Total equity		**722,755**		**(229,335)**		**493,420**
Total liabilities and equity	**$**	**3,499,147**	**$**	**(594,235)**	**$**	**2,904,912**

RAIT Financial Trust

Pro-Forma RAIT Balance Sheet

(All $ in 000s except per share numbers)
(a) RAIT is undertaking to exit the Taberna business. RAIT expects that any such exit will require RAIT to deconsolidate the assets, liabilities and impact on shareholders’ equity of RAIT’s consolidated Taberna securitizations: Taberna VIII and IX. These adjustments reflect the removal of these items from our consolidated balance sheet as of June 30, 2014. These adjustments do not assume the sale or other transfer of the collateral management agreements associated with any Taberna securitizations.

Updated Pro-Forma RAIT Adjusted Book Value
(1)

(1) Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-
term derivative instruments and a valuation of our recurring collateral and property management fees.  Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.
(2) Includes adjustments at June 30, 2014 and footnotes (6) and (7) describe the pro-forma effect of certain events subsequent to June 30, 2014.
(3) Based on 82,507,410 common shares outstanding as of June 30, 2014.
(4) RAIT is undertaking to exit the Taberna business. RAIT expects that any such exit will require RAIT to deconsolidate the assets, liabilities and impact on shareholders’ equity of RAIT’s consolidated
Taberna securitizations: Taberna VIII and IX. See slide #26 for pro-forma balance sheet. The $21.5 million charge RAIT recorded during the third quarter of 2014 for the SEC Settlement is not reflected in pro-forma total shareholders’ equity but is reflected as an adjustment (see footnote 7). Does not assume the sale or other transfer of the collateral management agreements associated with any
Taberna securitizations.
(5) Based on 4,069,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of June 30, 2014, all of which have a liquidation preference of
$25.00 per share.
(6) Includes the estimated value of the (1) property management and collateral management fees to be received by RAIT as of June 30, 2014 from RAIT Residential and Urban Retail, and the Taberna I,
Taberna VIII, Taberna IX, RAIT I and RAIT II securitizations and (2) advisory fees to be received by RAIT from IRT as of September 23, 2014 assuming the full deployment of IRT’s July 2014 common stock offering. The other item included is the incremental market value of RAIT’s ownership of 7.3 million shares of IRT common stock over RAIT’s book value for these shares at September 16, 2014.
(7) Includes the announced $21.5 million SEC Settlement charge taken in the third quarter of 2014.
(All $ in 000s except per share numbers)

As of June 30, 2014 (2)

Amount

Per Share (3)

Pro forma total shareholders’ equity (4) .........................................................  $ 404,401 $ 4.90
Liquidation value of preferred shares characterized as equity (5) ........  (199,946) (2.42)
Book value .......................................................................................................  204,455  2.48
Adjustments (2):

RAIT I and RAIT II derivative liabilities ....................................................  31,102  0.38
Change in fair value for warrants and investor SARs ............................  18,820  0.23
Accumulated depreciation and amortization ........................................
183,932  2.23
Valuation of recurring collateral, property management fees & other items (6) ............................................................................................
96,808  1.17
SEC settlement charge (7) ......................................................................  (21,500)  (0.26)
Total adjustments ............................................................................................  309,162  3.75
Adjusted book value ........................................................................................  $ 513,617  $ 6.23

Pro-Forma Cash Available for Distribution
(1)

(1) Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). Furthermore, CAD removes the effect from our consolidation of the legacy Taberna securitizations. We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including, depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments, including such changes reflected in our consolidated Taberna securitizations; net interest income from consolidated Taberna securitizations; realized gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in
U.S. GAAP and certain other non-recurring items. CAD should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.
(2) RAIT is undertaking to exit the Taberna business. These pro-forma adjustments remove the effect of the assets, liabilities and impact on sharheolders’ equity of RAIT’s consolidated securitizations;
Taberna VIII and IX.  See slide #25 for the calculation of the pro-forma net income (loss) allocable to common shares.  This pro-forma CAD does not assume the sale or other transfer of the collateral management contracts for RAIT’s managed Taberna securitizations:  Taberna I, VIII and  IX. The collateral management fees for Taberna I, VIII and IX totaled $1.1 million for the six-months ended June
30, 2014 or approximately $0.01 per common share.
(3) Based 80,636,895 weighted-average shares outstanding-diluted for the six-month period ended June 30, 2014.
(4) Cash available for distribution for the six-months ended June 30, 2014, as reported and pro forma, does not reflect the impact of the $21.5 million charge recorded during the third quarter of 2014 for the SEC Settlement.
(All $ in 000s except per share numbers)
AS REPORTED PRO FORMA (2)
For the Six-Months Ended June
30, 2014
For the Six-Months Ended June
30, 2014
Amount
Per Share (3)
Amount
Per Share (3)
Cash Available for Distribution:
Net income (loss) allocable to common shares ...................................................... $(40,237) $ (0.50) $3,587 $ 0.04
Adjustments:
Depreciation and amortization expense ................................................... 25,483 0.32 25,483 0.32
Change in fair value of financial instruments ............................................ 49,210 0.61 (3,147) (0.04)
(Gains) losses on assets ............................................................................ 5,375 0.07 (2,337) (0.03)
(Gains) losses on extinguishment of debt ................................................. (2,421) (0.03) (2,421) (0.03)
Taberna VIII and Taberna IX securitizations, net effect ............................ (14,088) (0.18) -- --
Straight-line rental adjustments ............................................................... (91) -- (91) --
Share-based compensation ...................................................................... 2,629 0.03 2,629 0.03
Origination fees and other deferred items ............................................... 9,732 0.12 11,889 0.15
Provision for losses ................................................................................... 2,000 0.03 2,000 0.03
Noncontrolling interest effect from certain adjustments......................... (635) (0.01) (635) (0.01)
Cash Available for Distribution (4) ......................................................................... $36,957 $0.46 $36,957 $0.46